                                                                    Exhibit 23.3


                         Independent Auditors' Consent


The Board of Directors
Universal Compression Holdings, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


KPMG LLP

New Orleans, Louisiana
April 5, 2000